Net Gain On Divestment Of Business	12 Months Ended
Dec. 31, 2012
Net Gain On Divestment Of Business

5. Net Gain on Divestment of Business

In 2010, we recorded a net gain of $1.0 million relating to a transaction cost adjustment on the 2009 divestment of substantially all of Elan’s assets and rights related to our AIP collaboration with Wyeth (which has been acquired by Pfizer) to Janssen AI. For additional information on this transaction, refer to Note 9.

The net loss recorded on divestment of the Prothena Business during 2012 and the net gain recorded on divestment of the EDT business during 2011 are reported as part of the net income from discontinued operations reporting line. For an analysis of the net gain/(loss) on the divestment of the Prothena and EDT businesses, refer to Note 12.